EXHIBIT 99.2
                                                             ------------

                              VOTING AGREEMENT

             This Voting Agreement (the "Voting Agreement") is made as of September 9, 1999, by and among Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), and each of the undersigned
   (individually a "Stockholder" and collectively the "Stockholders").

             Grand Premier Financial, Inc., a Delaware corporation ("Grand Premier") and Old Kent propose to enter, or have entered, into an Agreement and Plan of Merger, dated as of September 9, 1999 (the "Merger Agreement"), that provides, among other things, that Grand Premier shall be merged with and into Old Kent or one of its subsidiaries (the "Merger") pursuant to the terms and conditions of the Merger Agreement. Capitalized terms not otherwise defined in this Voting Agreement shall have the meanings given to such terms in the Merger Agreement.

             As an essential condition and inducement to Old Kent to enter into the Merger Agreement, and in consideration therefor, the Stockholders and the Old Kent have agreed to enter into this Voting Agreement. As of the date of this Voting Agreement, each Stockholder owns of record and beneficially the shares of: (a) Grand Premier Common Stock, (b) Grand Premier Series B Preferred Stock, and (c) Grand Premier Series C Preferred Stock (collectively, the "Grand Premier Stock") set forth opposite their respective names on SCHEDULE A and desire to enter into this Voting Agreement with respect to such shares of Grand Premier Stock.

             In consideration of the foregoing and the mutual covenants and agreements contained in this Voting Agreement and in the Merger Agreement, the parties agree:

                        ARTICLE I - VOTING OF SHARES

        1.1 VOTING AGREEMENT. Each Stockholder agrees to (a) appear, or cause the holder of record on any applicable record date (the "Record Holder") to appear, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of Grand Premier and at any adjournment thereof at which matters relating to the Merger, Merger Agreement, or any transaction contemplated thereby are considered, and
   (b) vote, or cause the Record Holder to vote, in person or by proxy, all of the shares of Grand Premier Stock owned by Stockholder or with respect to which such Stockholder has or shares voting power or control, and all of the shares of Grand Premier Stock that shall, or with respect to which voting power or control shall, hereafter be acquired by such Stockholder (collectively, the "Shares") in favor of the Merger, the adoption of Merger Agreement, and the transactions contemplated by the Merger Agreement.

        1.2 NO OWNERSHIP INTEREST. Nothing contained in this Voting Agreement shall be deemed to vest in Old Kent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership, and economic benefits of and relating to the Shares shall remain and belong to the Stockholders. Old Kent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Grand Premier or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided in this Voting Agreement, or the performance of the Stockholders' duties or responsibilities as stockholders of the Grand Premier.

        1.3 EVALUATION OF INVESTMENT. Each Stockholder, by reason of his or its knowledge and experience in financial and business matters, believes himself or itself capable of evaluating the merits and risks of the investment in shares of Old Kent common stock, par value $1.00 per share ("Old Kent Common Stock"), Old Kent Series D Preferred Stock, par value $.01 per share, and Old Kent Series E Preferred Stock, par value $.01 per share, contemplated by the Merger Agreement. Each Stockholder acknowledges receipt of copies of the following documents: (a) the Merger Agreement; (b) the Option Agreement; (c) Old Kent's Annual Report on Form 10-K for the fiscal year ended December 31, 1998; (d) Old Kent's Proxy Statement dated March 1, 1999; (e) Old Kent's 1998 Annual Report (attached to the Proxy Statement); and (f) Old Kent's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999. Each Stockholder also acknowledges that it possesses the information relating to Grand Premier that such Stockholder deems relevant to an investment in the Old Kent Common Stock, Old Kent Series D Preferred Stock and Old Kent Series E Preferred Stock should the Merger be consummated.

        1.4 NO INCONSISTENT AGREEMENTS. Each Stockholder covenants and agrees that, except as contemplated by this Voting Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Voting Agreement remains in effect, into any voting agreement, and (b) has not granted, and shall not grant at any time while this Voting Agreement remains in effect, a proxy or power of attorney, in either case that is inconsistent with this Voting Agreement.

        1.5 GRAND PREMIER PREFERRED STOCK. If and to the extent a Stockholder is the holder of Grand Premier Series C Preferred Stock, such Stockholder hereby approves the "Change of Control" (as defined in Section 4.3.5 of Article IV of Partner's amended and restated certificate of incorporation) and further agrees that such Stockholder shall not approve (and shall not cause the approval of, in any manner contemplated under Section 4.3.5 of Article IV of Partner's amended and restated certificate of incorporation) the conversion of such Stockholder's shares of Grand Premier Series C Preferred Stock into the right to receive a cash payment upon the Merger with Old Kent or one of its subsidiaries. Holders of Grand Premier Series B Preferred Stock and Grand Premier Series C Preferred Stock have the right to dissent from the Merger and to demand an appraisal of their shares pursuant to Section 262 of the Delaware General Corporation Law, a copy of which is attached as Exhibit A to this Voting Agreement. If and to the extent a Stockholder is the holder of Grand Premier Series B Preferred Stock or Grand Premier Series C Preferred Stock, such Stockholder agrees that, in connection with the Merger, he shall not make any demand for appraisal of such shares under the Delaware General Corporation Law.


                            ARTICLE II - TRANSFER

        2.1 TRANSFER OF TITLE. Each Stockholder covenants and agrees that such Stockholder will not, prior to the termination of this Voting Agreement, either directly or indirectly, offer or otherwise agree to sell, assign, pledge, hypothecate, transfer, exchange, or dispose of any Shares or options to purchase Grand Premier Common Stock ("Options") or any other securities or rights convertible into or exchangeable for shares of Grand Premier Common Stock, owned either directly or indirectly by such Stockholder or with respect to which such Stockholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of Old Kent (provided nothing contained in this Voting Agreement will be deemed to restrict the exercise of Options), unless the Person to whom Shares or Options have been sold, assigned, pledged, hypothecated, transferred, exchanged or disposed agrees to be bound by this Voting Agreement as if a party to this Voting Agreement. The Stockholder agrees and consents to the entry of stop transfer instructions by the applicable transfer agent for Shares upon request by Old Kent against the transfer of any Shares consistent with the terms of this Section. The Stockholder further agrees that he or it shall instruct the transfer agent to enter stop transfer instructions and that, if requested by Old Kent, he or it shall deliver the applicable Shares to the Transfer Agent with instructions to legend the shares to reflect the terms of this Voting Agreement.

                ARTICLE III - REPRESENTATIONS AND WARRANTIES
                            OF THE STOCKHOLDERS

             Each Stockholder severally and not jointly represents and warrants to Old Kent as follows:

        3.1 AUTHORITY RELATIVE TO THIS VOTING AGREEMENT. Such Stockholder is competent and has the full power and authority to execute and deliver this Voting Agreement, to perform his or its obligations under this Voting Agreement, and to consummate the transactions contemplated by this Voting Agreement. This Voting Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

        3.2 NO CONFLICT. The execution and delivery of this Voting Agreement by such Stockholder does not, and the performance of this

   Voting Agreement by such Stockholder shall not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance, on any of the Shares or Options pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or the Shares or Options are bound or affected.

                       ARTICLE IV - GENERAL PROVISIONS

        4.1 TERMINATION. This Voting Agreement shall terminate upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, or (b) the Effective Time. No such termination shall relieve any party from liability for any breach of this Voting Agreement prior to such termination.

        4.2 ENFORCEMENT OF VOTING AGREEMENT. Each party agrees that irreparable damage would occur in the event that any of the provisions of this Voting Agreement were not performed in accordance with its specified terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to specific performance of the terms and provisions of this Voting Agreement in addition to any other remedy to which they are entitled at law or in equity.

        4.3 SUCCESSORS AND AFFILIATES. This Voting Agreement shall inure to the benefit of and shall be binding upon the parties and their respective heirs, legal representatives, successors and permitted assigns. If any Stockholder shall at any time hereafter acquire ownership of, or voting or dispositive power with respect to, any additional Shares in any manner, whether by the exercise of any Options or any securities or rights convertible into or exchangeable for shares of Grand Premier Common Stock, by operation of law or otherwise, such Shares shall be held subject to all of the terms and provisions of this Voting Agreement. Without limiting the foregoing, each Stockholder specifically agrees that the obligations of such Stockholder under this Voting Agreement shall not be terminated by operation of law, whether by death or incapacity of the Stockholder or otherwise.

        4.4 ENTIRE AGREEMENT. This Voting Agreement, together with the Affiliate Letter in the form attached as EXHIBIT F to the Merger Agreement, if and to the extent entered into by each of the Stockholders and Old Kent, constitute the entire agreement among Old Kent and the Stockholders with respect to the subject matter of this Voting Agreement and supersedes all prior agreements and understandings, both written and oral, among Old Kent and the Stockholders with respect to the subject matter of this Voting Agreement.

        4.5 COUNTERPARTS; AMENDMENT. This Voting Agreement may be executed in several counterparts, each of which shall constitute one and the same instrument. This Voting Agreement may not be amended except by an instrument in writing signed by the parties.

        4.6 SEVERABILITY. If any term or other provision of this Voting Agreement is invalid, illegal, or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Voting Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Voting Agreement remain as originally contemplated to the fullest extent possible.

        4.7 GOVERNING LAW. This Voting Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the applicable principles of conflicts of law.

        4.8  OBLIGATIONS OF STOCKHOLDERS. The obligations of the
   Stockholders under this Voting Agreement shall be "several" and not "joint" or "joint and several." Without limiting the generality of the foregoing, under no circumstances will any Stockholder have any liability or obligation with respect to any misrepresentation or breach of covenant of any other Stockholder.

        4.9 OFFICERS AND DIRECTORS. No person who is or becomes (during the term of this Voting Agreement) a director or officer of Grand Premier makes any agreement or understanding in this Voting Agreement in his or her capacity as such director or officer. Nothing in this Voting Agreement will limit or affect, or give rise to any liability to Stockholder by virtue of, any actions taken by any Stockholder in his or her capacity as an officer or director of Grand Premier in exercising its rights under the Merger Agreement.

             IN WITNESS WHEREOF, each of the parties has caused this Voting Agreement to be duly executed as of the date first written above.

                                 OLD KENT FINANCIAL CORPORATION


                                 By /s/ Mark F. Furlong
                                    ------------------------------------
                                    Mark F. Furlong
                                    Executive Vice President and
                                    Chief Financial Officer


                                    /s/ Brenton J. Emerick
                                    ------------------------------------
                                    Brenton J. Emerick


                                    /s/ Thomas D. Flanagan
                                    ------------------------------------
                                    Thomas D. Flanagan


                                    /s/ Howard A. McKee
                                    -------------------------------------
                                    Howard A. McKee

                                 NORTHLAND INSURANCE AGENCY, INC.


                                 By /s/ Howard A. McKee
                                    -------------------------------------
                                    Its  Chairman
                                         --------------------------------

                                 KEECO, INC.

                                 By /s/ Howard A. McKee
                                    -------------------------------------
                                    Its  Chairman
                                         --------------------------------

                                 MUNICIPAL INSURANCE COMPANY

                                 By  /s/ Noa W. Horner
                                    -------------------------------------
                                    Its President
                                         --------------------------------

                              VOTING AGREEMENT

                                 SCHEDULE A


   STOCKHOLDER                NUMBER OF SHARES OF GRAND PREMIER STOCK
                              ---------------------------------------

                              Common       Series B         Series C
                              Stock     Preferred Stock  Preferred Stock
                              ------    ---------------  ---------------
   Brenton J. Emerick        735,310(1)

   Thomas D. Flanagan          2,750        7,000(2)          2,000

   Howard A. McKee         4,481,491

   Northland Insurance
   Agency, Inc.            1,206,401
   Keeco, Inc.             1,166,360

   Municipal Insurance
     Company                 530,317

   (1) Does not include 550 shares subject to options that are exercisable within 60 days of the date of this Voting Agreement.

   (2) Convertible as of the date of this Voting Agreement into 904,546 shares of Common Stock.